Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: July 28, 2003

By:	/s/ SIR IAN PROSSER
Name: Sir Ian Prosser Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 11, 2003

By:	/s/ R.C. NORTH
Name: R.C. North Title: CEO

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 11, 2003

By:	/s/ R.L. SOLOMONS
Name: R.L. Solomons Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: July 31, 2003

By:	/s/ R.M. HARTMAN
Name: R.M. Hartman Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 4, 2003

By:	/s/ S.D. PORTER
Name: S.D. Porter Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: July 29, 2003

By:	/s/ RALPH KUGLER
Name: Ralph Kugler Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: July 30, 2003

By:	/s/ R.C. LARSON
Name: R.C. Larson Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: July 28, 2003

By:	/s/ D.J. PROSSER
Name: D.J. Prosser Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 4, 2003

By:	/s/ SIR HOWARD STRINGER
Name: Sir Howard Stringer Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 4, 2003

By:	/s/ D.G.C. WEBSTER
Name: D.G.C. Webster Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of InterContinental Hotels Group PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities of the Company and to be guaranteed by Six Continents PLC, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 8, 2003

By:	/s/ ROBERT JACKMAN
Name: Robert Jackman Title: Authorized Representative in the USA

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of Six Continents PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern, and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities to be issued by InterContinental Hotels Group PLC and to be guaranteed by the Company, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 11, 2003

By:	/s/ R.L. SOLOMONS
Name: R.L. Solomons Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of Six Continents PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern, and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities to be issued by InterContinental Hotels Group PLC and to be guaranteed by the Company, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 4, 2003

By:	/s/ J. LARSON
Name: J. Larson Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of Six Continents PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern, and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities to be issued by InterContinental Hotels Group PLC and to be guaranteed by the Company, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 1, 2003

By:	/s/ A.E. STERN
Name: A.E. Stern Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of Six Continents PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern, and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities to be issued by InterContinental Hotels Group PLC and to be guaranteed by the Company, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 8, 2003

By:	/s/ RICHARD THOMAS WINTER
Name: Richard Thomas Winter Title: Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director, Officer or Authorized Representative of Six Continents PLC (the “Company”), by his execution hereof, does hereby constitute and appoint Richard North, Richard Solomons, Richard Winter and Anthony Stern, and any of them acting individually, as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, (i) to execute and sign, and to file, the Shelf Registration Statement on Form F-3 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933, as amended, and any and all amendments or supplements, with all exhibits thereto, to the Registration Statement with respect to the securities to be issued by InterContinental Hotels Group PLC and to be guaranteed by the Company, and (ii) to do any and all acts and things and execute and sign any and all other documents and instruments in connection therewith as said attorney-in-fact and agent may deem necessary or advisable, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand.

Date: August 8, 2003

By:	/s/ ROBERT JACKMAN
Name: Robert Jackman Title: Authorized Representative in the USA